Exhibit 10.39

EMB-135 FINANCING LETTER OF AGREEMENT

March 23, 2000

This Letter of Agreement ("LOA" or "Agreement") dated March 23, 2000, is an agreement among Continental Express, Inc. ("Coex" [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), with its principal place of business at 1600 Smith Street, Houston, Texas; Continental Airlines, Inc. ("Continental" or [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), with its principal place of business at 1600 Smith Street, Houston, Texas; and Embraer-Empresa Brasileira de Aeronautica S.A. ("Embraer"), with its principal place of business at São José dos Campos, São Paulo, Brazil, as it relates to Purchase Agreement DCT-054/98 dated as of December 23, 1998 (the "Purchase Agreement") of up to seventy-five (75) EMB-135 aircraft each equipped with Rolls-Royce Allison AE3007A1/3 engines, to be delivered therewith consisting of twenty-five (25) firm order aircraft (the "Firm Aircraft") and up to fifty (50) additional aircraft to be delivered at Coex's option (the "Option Aircraft").

This LOA sets forth certain agreements among Coex, Continental and Embraer (the "Parties") with respect to the first 25 Firm Aircraft and first 25 Option Aircraft ("Aircraft"). In case of any conflict between this LOA and the Purchase Agreement, this LOA shall govern.

WHEREAS, the Parties propose to enter into certain lease financing transactions relating to the Aircraft;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

    General

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2. Certain Definitions

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Owner

Participant: Embraer, or its successor, designee, or transferee, provided any such designee or transferee has a consolidated net worth of not less than twenty-five million dollars (USD25,000,000).

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Manufacturer: Embraer - Empresa Brasileira de Aeronautica S.A., a Brazilian corporation.

Engine

Manufacturer: Allison Engine Company, Inc., a Delaware corporation.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Aircraft, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and Delivery Date.

Aircraft: Each Embraer EMB-135 aircraft together with two Rolls-Royce Allison AE3007A1/3 engines originally delivered therewith pursuant to the Purchase Agreement and any replacement engines therefor (the "Engines"). The Aircraft without the Engines is sometimes referred to as the "Airframe."

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Delivery Date: The date on which an Aircraft is delivered to and accepted by Lessee under a Lease.

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8. Miscellaneous:

Closing

Conditions: The obligations of the Lessor to consummate the proposed transaction will be subject to the following conditions to closing:

(i) the absence of any material adverse change from the financial condition of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as reflected in the Annual Report on Form 10-K for the year ended [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] filed by the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with the Securities and Exchange Commission;

(ii) the absence of any default of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

(iii) delivery of customary and satisfactory certificates and legal opinions by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Governing Law: New York

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Confidentiality: The Lease and related documentation will be considered confidential and will not be disclosed to third parties, subject to customary exceptions. Any documents required to be publicly filed shall have all proprietary and confidential information redacted to the extent permitted by law. The Manufacturer and the Lessee may, however, issue customary press releases with respect to the transaction, provided that neither the Manufacturer nor the Lessee shall issue any such press release without the review of the other.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this LOA to be duly executed and delivered by their proper and authorized officers and to be effective as of the day and year first above written.

CONTINENTAL EXPRESS, INC. CONTINENTAL AIRLINES, INC.

By: /s/ Frederick S. Cromer By: /s/ Gerald Laderman

Name: Frederick S. Cromer Name: Gerald Laderman

Title: VP Finance & CFO Title: Senior Vice President - Finance

Witness: /s/ James von Atzingen Witness: /s/ James von Atzingen

Name: James von Atzingen Name: James von Atzingen

EMBRAER - EMPRESA BRASILEIRA DE

AERONAUTICA S.A

By: /s Frederico Fleury Curado By: /s/ Flavio Rimoli

Name: Frederico Fleury Curado Name: Flavio Rimoli

Title: Executive Vice President Commercial Title: Director of Contracts

Witness: /s/ H. M. Olivero Witness: /s/ Brasil E. Areco

Name: H. M. Olivero Name: Brasil E. Areco

ANNEX A

CONTINENTAL EXPRESS, INC.

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ANNEX B

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Attachment 1

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